UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report
(Date of earliest event reported):   April 22, 2020

AEGION CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-35328	45-3117900
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

17988 Edison Avenue, Chesterfield, Missouri	63005
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (636) 530-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Shares, $0.01 par value	AEGN	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

                                                                                                                                                                Emerging growth company        ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.               ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

Aegion Corporation (the “Company”) held its 2020 Annual Meeting of Stockholders (the “Annual Meeting”) on April 22, 2020.  Three proposals were submitted to the Company's stockholders at the Annual Meeting.  The proposals are described in detail in the Company's proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on March 6, 2020.  The final results for the votes regarding each proposal are set forth below.  As of the February 25, 2020 record date for the Annual Meeting, there were 30,803,728 shares of common stock outstanding and entitled to vote, of which 29,667,763 shares of common stock were represented in person or by proxy at the Annual Meeting.

1.     The stockholders elected seven directors to the Company's Board of Directors to hold office for a one-year term until the annual meeting of stockholders in 2021 or until their successors are duly elected and qualified.  The votes regarding this proposal were as follows:

Director	Votes For (% of votes cast)	Votes Against	Abstain	Broker Non-Votes
Stephen P. Cortinovis	27,591,065 (97.85%)	605,041	13,728	1,457,929
Stephanie A. Cuskley	26,914,566 (95.45%)	1,282,147	13,121	1,457,929
Walter J. Galvin	27,648,884 (98.06%)	546,755	14,195	1,457,929
Rhonda Germany Ballintyn	27,655,642 (98.08%)	541,272	12,920	1,457,929
Charles R. Gordon	27,685,528 (98.17%)	513,892	10,414	1,457,929
M. Richard Smith	27,232,814 (96.58%)	963,293	13,727	1,457,929
Phillip D. Wright	27,968,287 (99.19%)	227,959	13,588	1,457,929

2.     The stockholders approved an advisory resolution relating to executive compensation.  The votes regarding this proposal were as follows:

Votes For (% of votes cast)	Votes Against	Abstain	Broker Non-Votes
27,738,596 (98.40%)	449,821	21,417	1,457,929

3.     The stockholders ratified the appointment of PricewaterhouseCoopers LLP as the Company's independent auditors for the year ending December 31, 2020.  The votes regarding this proposal were as follows:

Votes For (% of votes cast)	Votes Against	Abstain	Broker Non-Votes
29,108,568 (98.15%)	547,752	11,443	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AEGION CORPORATION

By:	/s/ Mark A. Menghini
Senior Vice President, General Counsel and Secretary

Date: April 24, 2020